UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-852

FPA PARAMOUNT FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	SEPTEMBER 30

Date of reporting period:	MARCH 31, 2013

Item 1. Report to Stockholders.

FPA Paramount Fund, Inc.

Semi-Annual Report

March 31, 2013

Distributor:

UMB DISTRIBUTION SERVICES, LLC

803 West Michigan Street
Milwaukee, Wisconsin 53233

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

Performance

For the first quarter Paramount was up 11.76%, 1.09% behind the benchmark Russell 2500.

Fund/Index	MTD	YTD	1 Year	3 Years**	5 Years**	10 Years**
FPA Paramount	3.32%	11.76%	16.14%	13.07%	8.86%	12.10%
Russell 2500	4.43%	12.85%	17.73%	14.59%	9.02%	12.30%
MSCI World	2.34%	7.73%	11.85%	8.46%	2.23%	8.88%

**  Annualized.

A redemption fee of 2.00% will be imposed on redemptions within 90 days. Expense ratio calculated as of most recent prospectus is 0.94%.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment it may be worth more or less than its original cost. Current month-end performance data may be obtained by calling toll-free, 1-800-982-4372.

Let us now address from where this performance was attributed and discuss some of the best and worst performing stocks in the Paramount Fund during the first quarter. Manpower Group (+34%) rose after unveiling a restructuring program that is expected to boost margins. Life Technologies (+32%) advanced on speculation that the company would be acquired. Life's Board of Directors has undertaken a strategic review of the business, and hired bankers to solicit potential bids. At this time the outlook of the process is unknown. FMC Technologies (+27%) won several oil/gas subsea equipment awards in the quarter.

Underperformers were led by ScanSource (-11%) which reported weak results during the quarter. One of the company's largest suppliers, Avaya, has struggled, and the rest of ScanSource's business has been unable to fully offset that weakness. L'Occitane International (-4%) lagged after gaining 57% in 2012. Finally, Heartland Express (+2%) trailed the market as freight volumes saw limited increases during the quarter compared to the second half of 2012.

Commentary
"Shopping, But Nothing on Sale"

Along with keeping a watchful eye on the Fund's current holdings, we spend much of our day-to-day time searching for new investment ideas. Successful entrants into the portfolio possess two elements: the quality criteria we demand and attractive valuations. Since the year began, it has grown increasingly difficult to find companies satisfying both. When quality is present, few new potential investments meet our valuation threshold. This situation is not surprising given recent market performance. From June 1, 2012 through the end of the first quarter 2013, the S&P 500 and the Russell 2500 indexes appreciated 22% and 27% respectively.

In an environment with scarce opportunities, we are patient. There are several ways that some of our high-quality targets might become attractively valued. First, market dislocations are possible as politicians in Europe and the U.S. grapple with structural issues. Second, individual companies periodically miss earnings expectations or have other events that can cause short-term declines in their share prices. Finally, as we describe below, companies also undergo transformations that may create hidden investment opportunities. We also remind our investors that one of the benefits of our portfolio concentration is that we only need to find a few good, attractively-priced ideas each year.

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

Continued

Turning to the Fund's current holdings, the quality of the companies remains high, but valuations are a mixed bag. Some of them continue to appear attractively valued while others also have risen along with the market to reach more fully-valued levels. In the months ahead, we would expect to add to the undervalued positions and reduce those where additional upside potential appears limited.

Company Discussion

Several years ago we embarked on a lengthy discussion of one of the Fund's stocks, Franklin Electric, as an example of a company that had successfully anticipated and adapted to significant changes in its underlying business.

We are pleased to report that Franklin's transformation continues to go well, as it broadens its product line, extends its geographic reach, and reduces its cost structure.

Now we examine several other portfolio companies that are in various stages of transforming, or at least altering, their core businesses.

First is HNI, best known for its metal filing cabinets sold under the Hon Industries brand. HNI has gradually added another strong business to its office furniture core.

The Company has transformed itself into a supplier of pre-fab hearths, used for both new-home construction and remodeling projects. HNI has used a combination of key acquisitions and internal growth to strengthen its position in hearth manufacturing and distribution to become the leading supplier to national home builders, as well as the retailers and distributors of hearth products, with brands like Heatilator, Heat & Glo, and Harman.

Given its strong competitive position, we believe HNI is especially well suited to participate in the revival of new-home construction, which is now in its early stages.

Second is Knight Transportation. We first purchased Knight in 2000, at the bottom of the tech stock collapse. At the time Knight operated as a traditional dry van truckload carrier of full-trailer loads of cargo on irregular routes across the country. Although Knight was one of the leading companies in this business, based on return on capital and growth. However, CEO Kevin Knight felt that well-considered diversification would strengthen the company in the long run.

Knight entered the refrigerated business in 2005. As both a temperature-sensitive and time-sensitive cargo, refrigerated plays to Knight's operating strengths. It has been a successful business for them, currently utilizing about 15% of the total fleet.

In addition to refrigerated, Knight has entered several asset-light businesses, including port services, intermodal, and brokerage. These are less capital-intensive than dry van but give Knight the opportunity to meet many client needs for multiple, flexible services.

Knight says it added more capacity over the past five years than the ten largest truckload companies combined, demonstrating there is growth in truckload — for the right business.

Third is Heartland Express. Heartland is another truckload carrier. Having taken a more conservative approach to expansion of services for customers, Heartland continues to operate as a dry van carrier only, with a reputation for very high services levels and a specialty in time-specific deliveries for increasingly demanding shippers.

As a consequence of Heartland's conservative and tightly executed strategy, it has earned industry leading returns on capital and operating margins, but its management has not been able to reinvest capital while earning comparable returns. As a consequence, the fleet has hovered at around 3,000 tractors in recent years, and Heartland instead has returned capital to shareholders through several special dividends.

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

Continued

Fourth is O'Reilly Automotive. For the past few decades O'Reilly has followed the same simple, straight-forward business plan — use all cash flow to expand the store base incrementally from its Springfield, Missouri headquarters, supplemented by infrequent opportunistic acquisitions.

O'Reilly has successfully followed that strategy while growing from its original single store in southwest Missouri to the current 4,000 stores, covering most of the country.

As it starts to fill in the parts of New England and Florida where currently unrepresented, O'Reilly is changing how it allocates its cash flow to reflect its reduced internal reinvestment opportunities.

These changes include:

•  Slowing store growth

•  Negotiating changes in terms with suppliers to increase cash flow by slowing payments for goods

•  Modestly increasing leverage

•  Using free cash flow to repurchase shares

Interestingly, this strategy has been executed to great success by Auto Zone, the #1 auto parts retailer, over the past decade. The impetus was similar — running out of attractive new store locations.

Lastly, Copart, which we first purchased in 2006, is a business with an uncommonly low profile. Some people are aware that used car auctions are held frequently all over the country, selling perhaps 10-15 million cars annually. Since they are wholesale only, essentially car dealers rebalancing their used car stocks, are little noticed by the general public.

An even lower profile is Copart's business, which is to run auctions for salvage vehicles, cars deemed economically unfixable after a traffic accident.

Copart sources the vehicles, which it does not own, from auto insurance companies and auctions them to a variety of buyers, including used parts wholesalers and car rebuilders, as well as for scrap. The cars are sold at online auctions, conducted using a proprietary technology developed by Copart. This business turns over about 3 million cars annually.

Copart now is working to make two major changes in its business model.

First, it is taking the business international. The initial step, starting several years ago, was a number of acquisitions in the U.K. These have been effectively integrated, and Copart now has the leading share in that market.

More recently, Copart has acquired businesses in Germany, the United Arab Emirates, and Brazil. Though each has been supported by a good business case, it is too soon to assess how well they are doing.

The second change Copart is making is to widen its sourcing of vehicles for the auctions. This traditionally has been dominated by insurance companies and it has been a solid and stable business, amounting to about 80% of the vehicles sold by Copart. Some of the potential incremental sources are cars coming off lease, cars owned by finance companies, and cars held by auto dealers, as well as repos. It is not completely clear how rapidly this business is building since Copart doesn't publish a lot of detail on its operations, but we are at this point optimistic that it will be a success.

We are pleased to receive reader feedback to shareholder letters at the email address, paramount@fpafunds.com.

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

Continued

Thank you for your continued support and trust.

Respectfully submitted,

Eric S. Ende

President & Portfolio Manager

April 12, 2013

Portfolio composition will change due to ongoing management of the fund. References to individual securities are for informational purposes only and should not be construed as recommendations by the Funds, Advisor or Distributor.

The discussions of Fund investments represent the views of the Fund's managers at the time of each report and are subject to change without notice. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any First Pacific Advisors portfolio. Security examples featured are samples for presentation purposes and are intended to illustrate our investment philosophy and its application. It should not be assumed that most recommendations made in the future will be profitable or will equal the performance of the securities.

The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Individuals cannot invest directly in an Index.

FUND RISKS

Investments in mutual funds carry risks and investors may lose principal value. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The funds may purchase foreign securities which are subject to interest rate, currency exchange rate, economic and political risks. Small and mid-cap stocks involve greater risks and they can fluctuate in price more than larger company stocks. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA PARAMOUNT FUND, INC.
PORTFOLIO SUMMARY

March 31, 2013
(Unaudited)

Common Stocks	95.4%
Producer Durables	24.5%
Retailing	20.5%
Business Services & Supplies	19.6%
Health Care	12.3%
Energy	7.1%
Technology	7.0%
Transportation	4.4%
Other Common Stocks	0.0%
Short-Term Investments	4.6%
Other Assets and Liabilities, net	0.0%
Total Net Assets	100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended March 31, 2013
(Unaudited)

Shares
NET PURCHASES
Common Stocks
Aggreko plc	61,663
bioMérieux S.A.	19,700
Domino Printing Sciences plc	146,900
EVS Broadcast Equipment S.A.	23,200
Franklin Electric Co., Inc.	129,900
ScanSource, Inc.	30,000
NET SALES
Common Stocks
HNI Corporation	36,000
Life Technologies Corporation	100,500
ManpowerGroup Inc.	45,000
Signet Jewelers Ltd.	5,500

FPA PARAMOUNT FUND, INC.
PORTFOLIO OF INVESTMENTS

March 31, 2013
(Unaudited)

COMMON STOCKS	Shares	Fair Value
PRODUCER DURABLES — 24.5%
Actuant Corporation (Class A)	196,600	$6,019,892
Franklin Electric Co., Inc.	259,800	8,721,486
Graco Inc.	172,000	9,981,160
HNI Corporation	275,500	9,777,495
IDEX Corporation	155,950	8,330,849
Rotork plc (Great Britain)	38,500	1,699,086
WABCO Holdings, Inc.*	229,000	16,165,110
Zebra Technologies Corporation (Class A)*	223,400	10,528,842
		$71,223,920
RETAILING — 20.5%
CarMax, Inc.*	443,200	$18,481,440
L'Occitane International SA (Luxembourg)	1,060,000	3,222,612
O'Reilly Automotive, Inc.*	183,800	18,848,690
Signet Jewelers Ltd. (Bermuda)	286,000	19,162,000
		$59,714,742
BUSINESS SERVICES & SUPPLIES — 19.6%
Aggreko plc (Great Britain)	138,000	$3,737,192
Clarcor, Inc.	142,900	7,485,102
Copart, Inc.*	410,600	14,075,368
Domino Printing Sciences plc (Great Britain)	371,900	3,611,484
Halma plc (Great Britain)	730,000	5,746,560
Landauer, Inc.	3,800	214,244
ManpowerGroup Inc.	67,900	3,851,288
ScanSource Inc.*	411,500	11,612,530
Spirax-Sarco Engineering plc (Great Britain)	163,000	6,655,991
		$56,989,759
HEALTH CARE — 12.3%
bioMérieux S.A. (France)	62,200	$5,866,499
Bio-Rad Laboratories, Inc.*	75,600	9,525,600
Life Technologies Corporation*	146,800	9,487,684
Sonova Holding AG (Switzerland)	30,000	3,598,356
Varian Medical Systems, Inc.*	23,100	1,663,200
VCA Antech, Inc.*	240,200	5,642,298
		$35,783,637
ENERGY — 7.1%
FMC Technologies, Inc.*	205,300	$11,166,267
Noble Corporation (Switzerland)	249,700	9,526,055
		$20,692,322

FPA PARAMOUNT FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2013
(Unaudited)

COMMON STOCKS — Continued	Shares or Principal Amount	Value
TECHNOLOGY — 7.0%
EVS Broadcast Equipment S.A. (Belgium)	96,200	$6,173,818
Maxim Integrated Products, Inc.	191,400	6,249,210
Microchip Technology, Inc.	216,100	7,943,836
		$20,366,864
TRANSPORTATION — 4.4%
Heartland Express, Inc.	467,900	$6,241,786
Knight Transportation, Inc.	408,600	6,578,460
		$12,820,246
OTHER COMMON STOCKS — 0.0%		$32,698
TOTAL COMMON STOCKS — 95.4% (Cost $195,050,880)		$277,624,187
SHORT-TERM INVESTMENTS — 4.6% (Cost $13,510,000)
Federal Home Loan Bank Discount Note — 0.02% 04/02/13	$9,187,000	$9,186,995
State Street Bank Repurchase Agreement — 0.01% 04/01/13 (Dated 3/28/2013, repurchase price of $4,323,005, collateralized by $4,720,000 principal amount U.S. Treasury Bonds — 2.75% 2042, fair value $4,413,200)	4,323,000	4,323,005
TOTAL SHORT-TERM INVESTMENTS		$13,510,000
TOTAL INVESTMENTS — 100.0% (Cost $208,560,880)		$291,134,187
Other assets and liabilities, net — (0.0)%		(128,278)
NET ASSETS — 100.0%		$291,005,909

*Non-income producing security

See notes to financial statements.

FPA PARAMOUNT FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

March 31, 2013
(Unaudited)

ASSETS
Investments at value:
Investment securities — at fair value (identified cost $195,050,880)	$277,624,187
Short-term investments — at amortized cost (maturities 60 days or less)	13,510,000	$291,134,187
Cash		651
Receivable for:
Dividends	$100,064
Capital stock sold	29,454	129,518
		$291,264,356
LIABILITIES
Payable for:
Advisory fees and financial services	$185,710
Investment securities purchased	32,147
Accrued expenses	24,500
Capital stock repurchased	16,090	258,447
NET ASSETS		$291,005,909
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.25 per share: authorized 100,000,000 shares; outstanding 12,300,537 shares		$3,077,578
Additional Paid-in Capital		216,294,390
Accumulated net realized loss on investments		(10,605,000)
Accumulated net loss		(334,366)
Unrealized appreciation of investments		82,573,307
NET ASSETS		$291,005,909
NET ASSET VALUE
Offering and redemption price per share		$23.66

See notes to financial statements.

FPA PARAMOUNT FUND, INC.
STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2013
(Unaudited)

INVESTMENT INCOME
Dividends		$1,410,342
Interest		6,116
		$1,416,458
EXPENSES
Advisory fees	$906,318
Financial services	135,587
Transfer agent fees and expenses	57,451
Audit and tax service fees	39,925
Reports to shareholders	33,026
Registration fees	29,840
Legal fees	26,604
Directors fees and expenses	25,000
Line of credit	19,167
Custodian fees and expenses	17,101
Other fees and expenses	2,783	1,292,802
Net investment income		$123,656
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized loss on investments:
Proceeds from sales of investment securities	$9,275,193
Cost of investment securities sold	9,761,084
Net realized loss on investments		$(485,891)
Change in unrealized appreciation of investments:
Unrealized appreciation at beginning of period	$36,193,342
Unrealized appreciation at end of period	82,573,307
Change in unrealized appreciation of investments		46,379,965
Net realized and unrealized gain on investments		$45,894,074
NET CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$46,017,730

See notes to financial statements.

FPA PARAMOUNT FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2013 (Unaudited)		For the Year Ended September 30, 2012
CHANGE IN NET ASSETS
Operations:
Net investment income	$123,656		$33,214
Net realized gain(loss) on investments	(485,891)		3,076,798
Change in unrealized appreciation (depreciation) of investments	46,379,965		56,234,842
Change in net assets resulting from operations		$46,017,730		$59,344,854
Distributions to shareholders from net
investment income		(491,236)		—
Capital Stock transactions:
Proceeds from Capital Stock sold	$12,638,715		$10,130,378
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	456,967		—
Cost of Capital Stock repurchased*	(26,774,284)	(13,678,602)	(34,227,068)	(24,096,690)
Total change in net assets		$31,847,892		$35,248,164
NET ASSETS
Beginning of period		$259,158,017		$223,909,853
End of period		$291,005,909		$259,158,017
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		569,908		527,355
Shares issued to shareholders upon reinvestment of dividends and distributions		21,147		—
Shares of Capital Stock repurchased		(1,246,760)		(1,847,349)
Change in Capital Stock outstanding		(655,705)		(1,319,994)

*  Net of redemption fees of $9,831 and $1,050 for the periods ended March 31, 2013 and September 30, 2012, respectively.

See notes to financial statements.

FPA PARAMOUNT FUND, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended March 31, 2013		Year Ended September 30,
	(Unaudited)		2012	2011	2010	2009	2008
Per share operating performance:
Net asset value at beginning of year	$20.00		$15.68	$16.55	$14.55	$15.01	$17.06
Income from investment operations:
Net investment income	$0.01		— *	$0.02	$0.03	$0.01	$0.05
Net realized and unrealized gain (loss) on investment securities	3.69		4.32	(0.83)	1.97	(0.40)	(2.09)
Total from investment operations	$3.70		$4.32	$(0.81)	$2.00	$(0.39)	$(2.04)
Less dividends from net investment income	$(0.04)		—	$(0.06)	—	$(0.07)	$(0.01)
Redemption fees	—	*	— *	— *	— *	— *	— *
Net asset value at end of period	$23.66		$20.00	$15.68	$16.55	$14.55	$15.01
Total investment return**	18.52%		27.55%	(4.95)%	13.75%	(2.43)%	(11.96)%
Ratios/supplemental data:
Net assets at end of period (in $000's)	$291,006		$259,158	$223,910	$238,656	$231,469	$296,646
Ratio of expenses to average net assets	0.95	%†	0.94%	0.93%	0.95%	0.99%	0.89%
Ratio of net investment income (loss) to average net assets	0.26	%†	0.01%	0.08%	0.20%	0.09%	0.29%
Portfolio turnover rate	6	%†	6%	10%	3%	46%	12%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended March 31, 2013 is not annualized.

†  Annualized.

See notes to financial statements.

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

March 31, 2013
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA Paramount Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund's primary investment objective is a high total investment return, including capital appreciation and income. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 8.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) on investments in the statement of operations.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium- or smaller-sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

Foreign Securities Risk: The Company's foreign investments are subject to additional risks including, but not limited to, foreign markets could go down or prices of the Company's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

NOTE 3 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $6,762,158 for the six months ended March 31, 2013. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at March 31, 2013, was $195,089,606 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at March 31, 2013, for federal income tax purposes was $86,966,661 and $4,432,080, respectively resulting in net unrealized appreciation of $82,534,581. As of and during the period ended March 31, 2013, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before September 30, 2009 or by state tax authorities for years ended on or before September 30, 2008.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund paid the Adviser 0.10% of the average daily net assets for the period in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

For the period ended March 31, 2013, the Fund paid aggregate fees of $25,000 to all Directors who are not affiliated persons of the Adviser.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the period ended March 31, 2013, the Fund collected $9,831 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 7 — Distributor

Effective at the opening of business on October 1, 2012, UMB Distribution Services, LLC commenced serving as distributor to the Fund. The new distribution agreement is similar to the prior agreement with FPA Fund Distributors, Inc. (the Fund's prior distributor). There is no cost to the Fund or its shareholders for the services provided under the agreement.

NOTE 8 — Disclosure of Fair Value

Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of March 31, 2013:

Level 1 — Quoted Prices	$277,624,187	(1)
Level 2 — Other significant observable inputs	13,510,000	(2)
Level 3 — Significant unobservable inputs	—	(3)
Total investments	$291,134,187

(1)  All common stocks are classified under Level 1. The Portfolio of Investments provides further information on major security types.

(2)  Comprised solely of short-term investments with maturities of 60 days or less that are valued at amortized cost.

(3)  Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Levels 1, 2, or 3 during the six months ended March 31, 2013.

NOTE 9 — Line of Credit

The Fund, along with FPA Perennial Fund, Inc., has collectively entered into an agreement that enables them to participate in a $50 million unsecured line of credit with State Street Bank and Trust. Borrowings will be made solely to temporarily finance the repurchase of Capital Stock. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the higher of the Federal Funds Rate or the Overnight LIBOR Rate plus 0.625%. In addition, the Fund and FPA Perennial Fund, Inc. pay a commitment fee of 0.125% per annum on any unused portion of the line of credit. During the period ended March 31, 2013, the Fund had no borrowings under the agreement.

NOTE 10 — New Accounting Pronouncements

In December 2011, the FASB issued ASU No. 2011-11, Balance Sheet (Topic 210), Disclosures about Offsetting Assets and Liabilities, which requires entities to disclose information about financial instruments and derivative instruments that have been offset or that are subject to enforceable master netting arrangements, to enable users of its financial statements to understand the effect of those arrangements on its financial position. Entities will be required to provide both net (offset amounts) and gross information in the notes to the financial statements for relevant assets and liabilities that are offset or subject to the arrangements. The amendments in ASU No. 2011-11 are effective for interim and annual periods beginning on or after January 1, 2013 and an entity should provide the disclosures required by the amendments retrospectively for all comparative periods presented. The Fund is in the process of evaluating the disclosure requirements and any impact the new disclosures will have on its financial statements.

FPA PARAMOUNT FUND, INC.
SHAREHOLDER EXPENSE EXAMPLE

March 31, 2013
(Unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2012	$1,000.00	$1,000.00
Ending Account Value March 31, 2013	$1,185.20	$1,020.20
Expenses Paid During Period*	$5.18	$4.80

*  Expenses are equal to the Fund's annualized expense ratio of 0.95%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2013 (182/365 days).

FPA PARAMOUNT FUND, INC.
DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Positions(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (77)†	Director & Chairman* Years Served: 11	Retired, Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	7
Thomas P. Merrick – (75)†	Director* Years Served: 5	Private consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	7
A. Robert Pisano – (70)†	Director* Years Served: <1	Retired. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Resources Global Professionals, The Motion Picture and Television Fund
Patrick B. Purcell – (70)†	Director* Years Served: <1	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7	The Motion Picture and Television Fund
Allan M. Rudnick – (72)†	Director* Years Served: <1	Private Investor. Formerly Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Eric S. Ende – (68)	Director* President & Portfolio Manager Years Served: 13	Partner of the Adviser since 2006. Formerly Senior Vice President of First Pacific Advisers, Inc. from 1984 to 2006.	3
Steven R. Geist (59)	Executive Vice President & Portfolio Manager Year Served: 13	Partner of the Adviser since 2006. Formerly Vice President of First Pacific Advisers, Inc. from 1992 to 2006.
J. Richard Atwood – (52)	Treasurer Years Served: 16	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.
Christopher H. Thomas – (54)	Chief Compliance Officer Years Served: 18	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.
Sherry Sasaki – (58)	Secretary Years Served: 30	Assistant Vice President and Secretary of the Adviser and of FPA Fund Distributors, Inc.

FPA PARAMOUNT FUND, INC.
DIRECTOR AND OFFICER INFORMATION

Continued

Name, Age & Address	Positions(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
E. Lake Setzler – (46)	Assistant Treasurer Years Served: 7	Vice President and Controller of the Adviser since 2005.
Michael P. Gomez – (27)	Assistant Vice President Years Served: <1	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007 to 2010.

*  Directors serve until their resignation, removal or retirement.

†  Audit Committee member

Additional information on the Directors is available in the Statement of Additional Information. Each of the above individuals can be contacted at 11400 W. Olympic Blvd,. Suite 1200, Los Angeles, CA 90064.

FPA PARAMOUNT FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

DISTRIBUTOR

UMB Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233

LEGAL COUNSEL

K&L Gates LLP
San Francisco, California

TICKER SYMBOL: FPRAX
CUSIP: 302546106

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

TRANSFER &
SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc,
P.O. Box 2175
Milwaukee, WI 53201-2175
or
803 W. Michigan St.
Milwaukee, WI 53233-2301

(800) 638-3060

This report has been prepared for the information of shareholders of FPA Paramount Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2012 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.	Code of Ethics. Not Applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert. Not Applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services. Not Applicable to this semi-annual report.

Item 5.	Audit Committee of Listed Registrants. Not Applicable.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)          The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s principal executive and financial officers, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA PARAMOUNT FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date:	May 17, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA PARAMOUNT FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date:	May 17, 2013

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:	May 17, 2013